Exhibit 99.1

Gardiner Healthcare Acquisitions Corp. will redeem its Public Shares and will not consummate an initial business combination

Gardiner Healthcare Acquisitions Corp. (GDNR), GDNRU, GDNRW; Shaker Heights, OH, December 11, 2023 (BUSINESSWIRE) --  Gardiner Healthcare Acquisitions Corp. (the “Company”) (Nasdaq: GDNR, GDNRU, GDNRW), a special purpose acquisition company, today announced that its directors have determined to dissolve and liquidate the Company in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation, as further amended (the “Certificate of Incorporation”), and the Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company (“CST” or the “Trustee”), dated as of December 21, 2021, as amended (the “Trust Agreement”), and will not consummate an initial business combination. Accordingly, the Company will redeem all of its outstanding shares of common stock, par value $0.0001, that were issued in its initial public offering (the “Public Shares”), effective as of the close of business on December 18th, 2023 at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined in the Trust Agreement), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any).

In order to provide for the disbursement of funds from the Trust Account, the Company has instructed the Trustee of the Trust Account to take all necessary actions to liquidate the Trust Account. The proceeds of the Trust Account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Holders may redeem their shares for their pro rata portion of the proceeds of the Trust Account (less $100,000 of interest to pay dissolution expenses) by delivering their Public Shares or units to CST, as transfer agent. Investors holding through a broker need to take no action in order to receive payment. The redemption of the Public Shares is expected to be completed on or about December 18, 2023 (the “Redemption Date”). At the close of business on the business day prior to the Redemption Date, the Company will stop trading its Public Shares, and each Public Share held at that time will represent the right to receive the redemption amount equal to the pro rata portion of the proceeds of the Trust Account.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

The Company’s initial shareholders, sponsors, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any private placement shares or founder shares they hold. However, if the Company’s initial shareholders, sponsor or management team acquired any Public Shares or units in or after the Company’s initial public offering, they are entitled to liquidating distributions from the Trust Account with respect to such Public Shares.

The Company expects that Nasdaq will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

About Gardiner Healthcare Acquisitions Corp. (GDNR)

Gardiner Healthcare Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset Acquisitions, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” in the Company’s Form S-1 relating to its initial public offering, annual, quarterly reports and subsequent reports filed with the Commission, as amended from time to time. Copies of such filings are available on the Commission’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact: Gardiner Healthcare Acquisitions Corp.: ir@gardinerhealthcare.com